UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2023

OLYMPIC STEEL, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-23320	34-1245650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22901 Millcreek Boulevard, Suite 650 Highland Hills, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:
(216) 292-3800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	ZEUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on January 3, 2023 (the “Original 8-K”), amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition of Metal-Fab, Inc. (“Metal-Fab”) by OS Holdings, Inc. (“OS Holdings”), an Ohio corporation and a wholly-owned subsidiary of Olympic Steel, Inc., on January 3, 2023. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The following audited financial statements of Metal-Fab are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference:

(1)	Balance Sheet as of December 31, 2022;

(2)	Statement of Income for the year ended December 31, 2022;

(3)	Statement of Stockholders’ Equity the year ended December 31, 2022;

(4)	Statement of Cash Flows for the year ended December 31, 2022; and

(5)	Notes to the Financial Statements.

(b)	Pro Forma Financial Information.

The following pro forma financial statements are filed as Exhibit 99.2 to this Current Report and are incorporated herein by reference:

(1)	Unaudited pro forma Combined Balance Sheet as of December 31, 2022;

(2)	Unaudited pro forma Combined Statement of Net Income (Loss) for the year ended December 31, 2022; and

(3)	Notes to the unaudited pro forma combined financial information.

(d)         Exhibits.

Exhibit Number	Description
2.2*	Stock Purchase Agreement, dated as of January 3, 2023, among Olympic Steel, Inc., OS Holdings, Inc., Metal-Fab, Inc., the sellers party thereto and the representative of the sellers.
4.32*
Joinder and Sixth Amendment to Third Amended and Restated Loan and Security Agreement, dated as of January 3, 2023, among Olympic Steel, Inc., Olympic Steel Lafayette, Inc., Olympic Steel Minneapolis, Inc., Olympic Steel Iowa, Inc., Oly Steel NC, Inc., IS Acquisition, Inc., Chicago Tube and Iron Company, B Metals, Inc., MCI, Inc., ACT Acquisition, Inc., SHAQ, Inc., OS Holdings, Inc., Metal-Fab, Inc., the lenders from time to time party thereto and Bank of America, N.A. as Agent for the Lenders.

23.1	Consent of FORVIS, LLP
99.1	Audited Financial Statements of Metal-Fab, Inc. as of and for the year ended December 31, 2022
99.2
Unaudited pro forma combined Balance Sheet of Olympic Steel, Inc. and Metal-Fab, Inc. as of December 31, 2022, unaudited pro forma combined Statement of Net Income (Loss) for the year ended December 31, 2022, and the related notes to the pro forma financial information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olympic Steel, Inc.

Date: March 21, 2023	By:	/s/ Richard A. Manson
Chief Financial Officer